SUPPLEMENT TO THE
FIDELITY GOVERNMENT BOND FUNDS:
FIDELITY GINNIE MAE FUND, FIDELITY GOVERNMENT INCOME FUND, AND FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
SEPTEMBER 21, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 19:
STANLEY N. GRIFFITH (51), Assistant Vice President (1998), is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 19:
THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining Fidelity, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).